SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2006

                                   BICO, INC.
               ---------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                  Pennsylvania
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)

         Pennsylvania                0-10822                     25-1229323
 ---------------------------   -------------------            -----------------
(State or other jurisdiction  (Commission File No.)          (I.R.S. Employer
      of incorporation)                                      Identification No.)
                                   One Wakonda
                             Dove Canyon, California                92679
                     --------------------------------------       --------
                    (Address of principal executive offices)     (Zip Code)

                                 (949) 466-4154
               --------------------------------------------------
               Registrant's telephone number, including area code


           ------------------------------------------------------------
          (Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2. FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

This Current Report on Form 8-K is being filed to disclose that BICO, Inc. ("BICO" or "we") consummated its acquisition of MobiClear Limited, a company formed under the laws of England and Wales ("MobiClear"), at a closing held on August 14, 2006. Such acquisition was consummated pursuant to and in accordance with the Stock Purchase and Recapitalization Agreement (the "Agreement"), dated July 1, 2006, among BICO, MobiClear, BICO Acquisition, Inc., a New York corporation and wholly owned subsidiary of BICO ("Subsidiary"). We are also providing herein audited financial statements of MobiClear, pro forma financial statements reflecting our acquisition of MobiClear, and certain information relating to the assets and operations of BICO following its acquisition of MobiClear.

As a result of the closing, Subsidiary and MobiClear have merger and Subsidiary, the surviving company has become a wholly owned subsidiary of BICO. Subsidiary upon filing of the articles of merger with the Secretary of State of the State of New York will change its name to MobiClear, Inc. In exchange for all of the issued and outstanding shares of MobiClear, BICO issued to the shareholders of MobiClear, Seafield Resources Limited, 242,535,487 shares of common stock of BICO. Such issuance represents an issuance of 85% of the issued and outstanding shares of BICO.

For all the terms and provisions of the Agreement, reference is hereby made to such agreement annexed as Exhibit 1.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2006. All statements made herein concerning the foregoing agreement are qualified by references to said exhibit.

DESCRIPTION OF BUSINESS

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking information. Forward-looking information includes statements relating to future actions, future performance, costs and expenses, outcome of contingencies, financial condition, results of operations, liquidity, business strategies, objectives of management, and other such matters of the Company. The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking information to encourage companies to provide prospective information about themselves without fear of litigation so long as that information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information. Forward-looking information may be included in this Current Report on Form 8-K or may be incorporated by reference from other documents filed with the Securities and Exchange Commission (the "SEC") by BICO. You can find many of these statements by looking for words including, for example, "believes," "expects," "anticipates," "estimates" or similar expressions in this Current Report on Form 8-K or in documents incorporated by reference in this Report. BICO undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. BICO has based the forward-looking statements relating to BICO's operations on management's current expectations, estimates, and projections about BICO and the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that BICO cannot predict. In particular, BICO has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, BICO's actual results may differ materially from those contemplated by these forward-looking statements. Any differences could result from a variety of factors, including, but not limited to, failure to effectuate its business plan, inability to maintain costs, loss of customers, regulatory issues, general economic and business conditions, competition, and other factors.

Company History

BICO, Inc. was incorporated in the Commonwealth of Pennsylvania in 1972 as Coratomic, Inc. Before closing down all operations in February, 2003, the Company's primary business was the development of new devices and technologies, which included environmental and medical products. On March 18, 2003 the Company filed a voluntary petition for Chapter 11 bankruptcy with the United States Bankruptcy Court for the Western District of Pennsylvania. As part of the bankruptcy court supervised reorganization, all of the Company's existing operations were either sold or closed and all assets were liquidated to raise cash for expenses related to the bankruptcy and pay creditors. By the end of the reorganization the Company had no employees, no operations and no assets, all of its prior businesses were gone, as were the subsidiaries through which some of the Company's operations had been conducted.

The Company's plan of reorganization, as approved in the bankruptcy proceeding, called for BICO to merge with cXc Services, Inc., ("CXC") a privately held Delaware corporation formed in 2003 to introduce and commercialize a video webphone in the United States. This video webphone was the sole business of the Company during 2005. The material changes which occurred in the bankruptcy and the merger with CXC have resulted in the Company completing its reorganization and exiting the bankruptcy proceeding as a startup business fully dependent upon our ability to attract adequate funding to support the new webphone business.

Efforts to raise the funding required to launch the webphone business in 2005 were unsuccessful.

Principal Products and Services

BICO planned to distribute webphones from a variety of OEM manufacturers, with the Company's initial offering expected to be the em@iler E3(TM) ("E3") manufactured by UK based Amstrad. Although the exclusive distribution agreement between the Company and Amstrad lapsed, we believed that, if the Company had obtained funding, Amstrad would have entered into a commercial supply relationship with us for its E3 product and subsequent models.

Due to a lack of funding, the Company abandoned this business model at the close of the third quarter 2005.

Markets and Distribution

The target market for webphones was to have been the multi-housing and hospitality industries. The webphone provides advertisers and e-commerce businesses with a new way to reach consumers. BICO intended to become primarily an advertising media publisher for specialized Internet appliances as well as a value-added reseller of Internet appliances, telephone services, video conferencing, and e-commerce fulfillment.

Dependent on the availability of financing, the initial deployment of the webphones was scheduled for late 2005 utilizing a "forced distribution" strategy by focusing on large strategic sponsors like apartment communities.

We were not able to record any sales of the webphone, advertising or ancillary services. We entered into conditional agreements to run pilot programs in which we would distribute webphones to various apartment communities for 90 or 120 day trial periods during which the residents and owners/managers would have evaluated the desirability and value of the webphones and services offered over them. Due to a lack of funding, the pilots were never conducted.

The pilot programs were a prerequisite for receiving both orders for commercially meaningful quantities of webphones and positive coverage in multi-family industry and advertising media due to the progressive nature of the webphones and the service offering they enable.

Due to a lack of funding, the Company abandoned the multi-family market at the close of the third quarter 2005.

New Business Model

Beginning with the 4th quarter 2005, the board of directors directed the Company's management to begin searching for a merger partner with a business possessing greater potential to add value to shareholders.

As discussed above, on August 14, 2006, BICO, Inc. ("BICO" or "we") consummated its acquisition of MobiClear Limited, a company formed under the laws of England and Wales ("MobiClear"). Such acquisition was consummated pursuant to and in accordance with the Stock Purchase and Recapitalization Agreement (the "Agreement"), dated July 1, 2006, among BICO, MobiClear, BICO Acquisition, Inc., a New York corporation and wholly owned subsidiary of BICO ("Subsidiary"). As a result of the closing, Subsidiary and MobiClear have merger and Subsidiary, the surviving company has become a wholly owned subsidiary of BICO. Subsidiary upon filing of the articles of merger with the Secretary of State of the State of New York will change its name to MobiClear, Inc. In exchange for all of the issued and outstanding shares of MobiClear, BICO issued to the shareholders of MobiClear, Seafield Resources Limited, 242,535,487 shares of common stock of BICO. Such issuance represents an issuance of 85% of the issued and outstanding shares of BICO. In addition, the members of the Board of Directors and officers of BICO resigned and Mr. Lim Wong, former President of MobiClear was appointed as the sole member of the Board of Directors and Chief Executive Officer and President.

History of MobiClear

MobiClear Limited was formed under the laws of England and Wales in December
2005.

MobiClear was formed to market gateway solutions utilize a unique interactive combination of multiple networks - electronic transaction networks, mobile phone networks and the internet to enhance secure e-business and eliminate credit card fraud. Through MobiClear's multi-channeled approach enabling Personal Identity Verification, (PIV), MobiClear's management believes that its solutions represent a major inhibitor of electronic transaction fraud, specifically in the areas of:
         Credit card cloning,
         Credit card theft,
         Credit card not present (i.e. as in the case of e-shopping)
         Identity theft

In January 2006, MobiClear was granted U.S. trademark rights for the name MobiClear.

BACKGROUND

The use of all forms of credit cards is enjoying double-digit growth as their presence in both Business-to-Customer (B2C) and Business-to-Business (B2B) transaction environments continues to increase. For example, in Sweden, such growth is reported to be 20% between 2004 and 2005.

Most notably, the use of credit cards is being increasingly encouraged by police and governmental agencies in many countries as the physical movement of money continues to present a major risk of robbery. Governmental pressure on banks and others to improve credit card security remains firm. Notwithstanding such risks, the logistics and physical handling of cash is also extremely expensive for all parties involved in the process chain. Retailers now frequently offer cash-back services to their customers to avoid the cost and risk associated carrying of large amounts of cash. As a consequence, credit and payment card instruments potentially constitute a superb alternative to cash if security can be far better assured.

Even with the increased use of smart chips, increases in card proliferation and usage also brings with it corresponding increases in fraud, which, on a world-wide basis, is currently estimated to be in excess of $20 billion annually. Card cloning, card theft and card-not-present (i.e. in internet transactions) represent approximately 60 % of the total losses.

Credit card issuers continue to invest heavily in card-related security technologies. Recent media reports indicate that banks perceive, on the basis of diminishing returns, an upper threshold in terms of their willingness to make investments in preventive and protective technology, above which the implication is that they will accept losses from fraud. Inevitably, such losses are passed on to the consumer in the form of higher card fees, high rates of interest and charge-back.

Significantly, the consequences of fraudulent practices associated with credit cards are especially evident in end-user reticence towards web-shopping, and other financial transactions over the internet, including web-banking. Thus the internet as a well-trusted and reliable commercial transaction platform is not yet able to realize its full power and potential.

In order to take credit card usage to the next level, both card issuers as well as the growing e-commerce market as a whole has an urgent need to simplify the ordering and payment processes for the consumer. In basic terms, this means taking complexity out of the process as seen from the buyer's perspective.

MobiClear provides innovative and unique patented (pending) solutions to address the above security problems across the entire value chain encompassing card-issuers, retailers, e-commerce and end-users. Simply put, MobiClear's technology provides that every purchase made with a credit card, either in a store or on-line automatically initiates a call to the user's personal mobile phone. The transaction is confirmed by the legitimate user by entering a unique MobiClear PIN code matched in MobiClear' secure database with the phone number and other parameters. No transaction can be completed without this simple approval procedure. This affords the card owner confidence to use his or her card in all types of buying situations and eliminates losses from illicit use, as security is managed through networks other than the single transaction network which is the case today. Management believes that the chances that a person with criminal intent can break through the three additional layers of security provided by MobiClear in comparison with today's effectively one layer are extremely remote.

The MobiClear premise builds upon the concept of Personal Identity Verification
(PIV), delivered through its patented (pending) multi-gateway solutions. With this in mind, it can be seen that the MobiClear Personal Identity Verification
(PIV) model has many potential areas of application in addition to and far beyond the credit card security scenario described above.

INTELECTUAL PROPERTY

MobiClear's technology patent (pending) covers a broad spectrum of integrated services centered around Personal Identity Verification (PIV). The MobiClear core solution may be described as an integration of the processes in multi-level communication, cross-check and access gateway servers. With this in mind, the patent (pending) technology includes not only the specific payment and card protecting processes, but also a multitude of underlying processes enabling added-value services.

A technology overview of MobiClear's patented (pending) multi-gateway concept is described in figure 1.


                         Client                              Admin
                        transaction                        transaction
                         corridor                           corridor
                           ^                                   ^
                           ^       Multi Gateway Server        ^
                           ^       --------------------        ^
                         -----  ---------------------------  -----
                           S                                   O
                           e                                   p
Mobile----------TES--------c                                   e
Voicenet                   u             Prosess               r
                           r             Profileies            a
                           e                                   t
                                        API - Libr,            o
Mobile----------TES--------T                                   r     VPN
Datanet                    r           User Interface          s      PP
                           a                                          ^
                           n                                   A      ^
                           a                                   d    --------
IP-net ---------TES--------c                                   m-----Admin
                           t                                   i     secure
                           i                                   n
                           o
Card/-----------TES--------n                                   A
Trans-net                                                      c
                           L                                   c
                           a   -----------------------------   e     --------
                           y             DBMS Layer            s      GW-API
                           e   -----------------------------   s     --------
                           r            ^           ^          ^         ^
                           ^            ^           ^          ^         ^
                           ^            ^           ^          ^         ^
                           ^            ^           ^          ^         ^
  Trans                Corridor        SQL         SQL     Corridor     SQL
  clear-------Bank      memory                              memory
  center                space                               space



                      Figure 1 MobiClear Technology Concept


In effect, the MobiClear technology forms a new platform that makes the payment transaction, messages and content documents secure, both with respect to transport, content and interactive sender identification.

Management believes that the generic features will easily be adapted to any of these service functions, i.e. applied to solve major problems on the internet regarding card payment fraud, identity theft, etc.

The conceptual phases and the deeper technology description are integrated, taking into account the future release of extended services that, with respect to the market strategy, will not be implemented in the first phase of deployment.

To date, technology management activities have included a fine-tuning of the protection issues regarding Intellectual Property Right (IPR) and the combination of patent application, copyrights and the "black-box" approach that also includes a deep navigation of the existing application in the market.

The final Patent Cooperation Treaty application (international) has been defined and submitted, which comprises a finely tuned and optimized combination of two previously submitted patent applications. This will deliver the best protection of the combination of secure transaction through Personal Identity Verification
(PIV) and embedded search power, forming an application of the highest market value.

Initial product definitions addressing applications for different target markets have been completed and will be presented on the MobiClear(TM) website, www.mobiclear.com, as they are released. Solutions for web shopping, and on-line gaming providers are available now. Management anticipates that its solutions for bank/credit card companies will be released in Q2-2006.


PRODUCTS AND SERVICES

The core MobiClear business proposition is the provision of hosted solutions and associated customer support to secure electronic transactions with or without the use of credit cards, resulting in the elimination of related fraud. This is achieved by real-time, logical correlation between the user's identity (unique mobile telephone number), credit card number (or alternatively account number for business-to-business transactions) and unique PIN-code.

Using a common technology core, MobiClear's different solutions comprise fundamentally of various adaptations of customer interfaces and applied buying scenarios for:

*    Credit card present transactions (typically retail environments)
* Card not-present transactions (typically e-commerce and web-gaming environments)
* Business-to-business purchasing transactions on account (i.e. invoiced transactions)

To date, MobiClear has not made any sales of its solutions.

Future applications include added value services such as:

*    Database audit trails
*    e-Warranty Management
* 3G applications for MobiClear and vendor logo transmission and advertising via mobile phones
* Upselling information to end-user through 3G-based CRM(1) and e-CRM applications
*    End-user activation and de-activation of credit cards
*    End-user defined, card credit limits with real-time variability
* End-user subscriptions for registration and management of multiple credit cards


DIFFERENTIATION AND UNIQUE SELLING POINTS

MobiClear's main differentiation strategy is product uniqueness. As far as can be ascertained by management, no other company offers directly anything fully comparable. See also Competition below. MobiClear solutions ensure that the person conducting a transaction is legitimate through Personal Identity Verification (PIV), prior to the completion and acceptance of the transaction. Other solutions only validate a credit card against its PIN-code and not the legitimate owner of the card. If a MobiClear registered credit card was stolen and an attempt was made to use it illegally, the legitimate owner would still receive a mobile phone call, prior to the transaction being completed, to request approval. The owner is alerted to such loss or attempted fraud, if he or she was not already aware, and can deny approval.

MobiClear can be used in both card-present and card-not present scenarios. MobiClear solutions do not require any capital investment on the part of the e-commerce web operator/retailer/credit card vendor/bank. Clients can finance their MobiClear protection through revenue or current account/operations budgets.

Management believes that MobiClear's unique selling points are:

* MobiClear offers Personal Identity Verification,(PIV), enabling amongst other things total fraud and charge-back protection for card issuers, vendors and users
* MobiClear is universally applicable with extremely few technical adaptation requirements
*    MobiClear can offer multiple-language solutions as and when required
*    MobiClear uses technologies that are already widely accepted at user level
*    MobiClear does not entail new user and vendor behaviors to be learned
* MobiClear does not replace but complements existing solutions provided by credit card issuers
*    MobiClear solutions are quick and simple to implement
*    MobiClear solutions require no capital investment
* MobiClear offers real time transaction traceability enabling added value services
* MobiClear can provide audit trails in the event of money laundering via credit cards


COMPETITION

MARKET DEFINITIONS

Management believes that MobiClear's solutions are independent of time and space. The market is defined as end-to-end participants involved in the supply chain of electronic transactions requiring Personal Identity Validation (PIV). In MobiClear's first primary area of application, the market is thus defined as organizations and individuals involved in the use of credit cards.

Consequently, markets are therefore defined on the basis of key segments within which credits are used. During the forth quarter of 2006, MobiClear's launch solutions directed towards:

* Webshop operators and e-commerce sites (credit card and on-account transactions);
*Gaming and betting sites (credit card and on-account transactions); and *Credit card issuers and banks (franchised cards, for example Visa, MasterCard).

Between 2006 and 2008, solutions will also be directed towards

*    Global credit card issuers of own branded cards (e.g. American Express);
*    Mobile telecom operators;
*    TV-Shopping channels;
*    Branded retail card issuers (e.g. Shell, IKEA, Walmart, etc.);
*    Telephone booking providers (hotels, theatres, travel); and
*    Private end-user MobiClear subscriptions.

MARKET SIZE

Due to the sensitive nature of losses from fraud, credit card companies are reluctant to release exact data. It is therefore not possible at this point to estimate market size for each of the target segments.

Credit card fraud is conservatively estimated at least 20 billion USD. Assuming that MobiClear can address only 10% of the market, over the next three years, this corresponds to an incurred loss of 2 billion USD, taking into account an expected increase in card use balanced against improved security through the use of smart chips. Additionally, Mobile phone subscriptions are currently in excess of 2.2 million worldwide.


CUSTOMER BENEFITS

The impact of MobiClear solutions in the various target markets will vary considerably in terms of magnitude but in all cases, management believes that the benefits are significant. Benefits for each of MobiClear's primary markets may include the following:

WEBSHOPS

Key Benefits
*    Elimination of losses from credit card-related fraud and charge-back;
* Enhanced attractiveness of web-shopping due to radically improved user confidence in card security;
*    Increased sales due to simplified user-interaction;
*    No capital investment required; and
*    Reduced administrations costs for fraud responses.

Secondary Benefits
*    Low start-up costs, fast implementation and short time-to-market;
*    Fast payback due to immediate returns after implementation;
*    Enhanced customer buying experience and satisfaction; and
*    Increased market attractiveness.


BANKS AND CREDIT CARD COMPANIES

Key Benefits
*    Major cost reduction through the elimination of credit card-related fraud;
*    Reduced administration costs;
*    Reduced cash logistics costs and risks;
*    Increased card utilization;
*    No capital investment required; and
* Opportunities to up-sell additional value-added services and increase per customer margin.

Secondary Benefits

*    Opportunities to re-engineer risk management and re-allocate risk;
*    Strengthened customer relationships;
*    Increased competitiveness;
*    Low start-up costs, fast implementation and short time-to-market;
*    Fast payback due to immediate returns after implementation;
* Systems integration with all standard technical environments is relatively simple;
*    Increased market attractiveness; and
*    Compliance with governmental pressure.

BOOKING AGENCIES

Key Benefits
*    Elimination of losses from credit card-related fraud and charge-back; and
*    Increased sales due to simplified user-interaction.

Secondary Benefits
* Faster and therefore more cost-effective booking process / User satisfaction;
*    Low start-up costs, fast implementation and short time-to-market;
*    Fast payback due to immediate returns after implementation; and
*    Increased market attractiveness and competitiveness.


BUSINESS-TO-BUSINESS CLIENTS

Key Benefits
*    Elimination of unauthorized or fraudulent purchasing; and
* Simplified corporate purchasing through automated authority management and clearance.

Secondary Benefits
* Access to added-value services that include accounting data, travel reports, purchasing summaries, etc.;
*    Personal storage for e-receipt; and
* Traceability of purchasing history for warranty management, travel reports, etc.


END-USERS (CONSUMERS)

Key Benefits
* Total control of every transaction and also of card activation/de-activation;
*    Self-management in real-time of variable credit thresholds;
*    Increased confidence in the use of credit cards and web-based transactions;
     and
*    Immediate alert to unauthorised attempts to use card.

Secondary Benefits

* Simplified process for filling out purchase forms (look-up facility whereby personal data is downloaded from database);
*    Personal storage for e-receipt; and
* Traceability of purchasing history for warranty management, travel reports, etc.

Risk Factors

Risk Factors Related to Our Finances

          If BICO and MobiClear Fail To Raise Additional Financing We May Not Be Able To Fund Our Operations And Implement Our Business Plan. The Company requires additional capital to support even minimal ongoing operations. Should the Company not be able to raise capital as required, the Company may need to cease operations entirely. Any additional financing may involve dilution to the Company's then-existing shareholders.

          Neither BICO nor MobiClear Has any Revenues Which Makes It Difficult To Forecast Our Future Results. As a result of having no sales or revenues, it is impossible to predict the Company's future performance or the period of time in which it can sustain its existence.

Risk Factors Related to Our Operations

          BICO Has Not Been Successful in Raising Sufficient Operating Capital. The Company was not able to raise the approximately $8,000,000 required to launch the webphone business. Because of this, BICO decided to abandon the webphone business at the end of the 3rd quarter 2005. MobiClear which recently merged into a wholly owned subsidiary of BICO has no cash as of the date of this filing. Should either BICO or MobiClear not be able to raise capital as required, BICO and MobiClear may need to cease operations entirely.

          MobiClear is a development stage company and as such has not made any sales of its products and solutions. MobiClear may not be able to execute its business plans due to failure to raise funds for working capital, competition or the lack of a market for its products and solutions for any other reason. Should MobiClear fail to successfully create a market for its products and solutions, BICO and MobiClear may need to cease operations entirely.

          MobiClear is dependent upon Mr. Lim Wong, the sole member of the Board of Directors, Chief Executive Officer, Chief Financial Officer, and President of BICO. In the event of Mr. Wong's departure from BICO, there can be no assurance that BICO could ever implement its business plans.

Risk Factors Related to Our Stock

          BICO's Common Stock May Be Affected By Limited Trading Volume And May Fluctuate Significantly, Which May Affect Our Shareholders' Ability To Sell Shares Of Our Common Stock. Prior to this filing, there has been a limited public market for our common stock and there can be no assurance that a more active trading market for our common stock will develop. An absence of an active trading market could adversely affect our shareholders' ability to sell our common stock in short time periods, or possibly at all. Our common stock has experienced, and is likely to experience in the future, significant price and volume fluctuations, which could adversely affect the market price of our common stock without regard to our operating performance. In addition, we believe that factors such as quarterly fluctuations in our financial results and changes in the overall economy or the condition of the financial markets could cause the price of our common stock to fluctuate substantially. These fluctuations may also cause short sellers to enter the market from time to time in the belief that we will have poor results in the future. We cannot predict the actions of market participants and, therefore, can offer no assurances that the market for our stock will be stable or appreciate over time. These factors may negatively impact shareholders' ability to sell shares of our common stock.

          BICO's Common Stock Is Deemed To Be "Penny Stock," Which May Make It More Difficult For Investors To Sell Their Shares Due To Suitability Requirements. Our common stock is deemed to be "penny stock" as that term is defined in Rule 3a51-1 promulgated under the Securities Exchange Act of 1934, as amended. These requirements may reduce the potential market for our common stock by reducing the number of potential investors. This may make it more difficult for investors in our common stock to sell shares to third parties or to otherwise dispose of them. This could cause our stock price to decline.

Employees

MobiClear has no employees. MobiClear's sole officer, Mr. Wong, has received no compensation for his services up to the date of this filing.

MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

Plan of Operation

During the forth quarter of 2006, MobiClear intends to launch its solutions directed towards: (i) Webshop operators and e-commerce sites (credit card and on-account transactions); (ii) Gaming and betting sites (credit card and on-account transactions); and (iii) Credit card issuers and banks (franchised cards, for example Visa, MasterCard). It is expected the Company's intended solutions launch will require financing of at least US$500,000. We will have to issue debt or equity or enter into a strategic arrangement with a third party. There can be no assurance that additional capital will be available to us. We currently have no agreements, arrangements or understandings with any person to obtain funds through bank loans, lines of credit or any other sources.

Financial Condition and Results of Operation

MobiClear had no business operations or revenues during the period from December 2, 2005 (Inception) to December 31, 2005. During the period from December 2, 2005 (Inception) to December 31, 2005, MobiClear's costs and expenses have been primarily start up and consulting expenses.

Off Balance Sheet Arrangements

We do not have any off-balance sheet debt nor did we have any transactions, arrangements, obligations (including contingent obligations) or other relationships with any unconsolidated entities or other persons that may have a material current or future effect on financial conditions, changes in financial conditions, result of operations, liquidity, capital expenditures, capital resources, or significant components of revenue or expenses.

It is expected the Company's intended solutions launch will require financing of at least US$500,000. We will have to issue debt or equity or enter into a strategic arrangement with a third party. There can be no assurance that additional capital will be available to us. We currently have no agreements, arrangements or understandings with any person to obtain funds through bank loans, lines of credit or any other sources.

DESCRIPTION OF PROPERTY

Pursuant to an oral consulting agreement, BICO utilizes office space and administrative services at One Wakonda, Dove Canyon, California 92679 for a fee of $3,000 per month.

MobiClear leases office space (approximately 2500 square feet) at Nybrokajen 7, 3tr, 111 48 Stockholm, Sweden on a month to month basis for 30,000 Swedish Crowns (SEK) per calendar month.

MobiClear leases an office at 2nd Floor, Lynton House, 7-12 Tavistock Square, London WC1H 9BQ. The foregoing address is the office premises of the company's Auditors (Messrs BSG Valentine, Chartered Accountants) who permit MobiClear Limited to locate their Registered Office (legal address) at that premises for nominal consideration with a month to month term. This accommodation provides no right of tenure nor office space or other similar facility and it can be terminated on short notice without financial penalty.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of August 14, 2006, the number of shares of common stock of BICO beneficially owned by (i) each person or entity known to BICO to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each current officer and director of BICO; and (iii) all current officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The percentages below are calculated based on 277,593,565 shares of Common Stock which are issued and outstanding as of August 14, 2006. Unless otherwise indicated, the business address of Mr. Wong is c/o 2nd Floor, Lynton House, 7-12 Tavistock Square, London WC1H 9BQ.

Officers, Directors                                               Percentage
5% Stockholders                      No. of Shares            Ownership of Class
--------------------                 -------------            ------------------
Lim Wong(1)                           20,741,558                     7.5%


All directors and executive
 officers as a group                  20,741,558                     7.5%
group (1 person)

(1) Mr. Wong has been serving as our Chief Executive Officer, Chief Financial Officer, President, and director since August 14, 2006, the closing of the transaction with MobiClear Limited. Mr. Wong owns 11% of Seafield Resources Limited which owns 85% of BICO as a result of the consummation of the Stock Purchase and Recapitalization Agreement with respect to MobiClear. Thus Mr. Wong indirectly owns 20,741,558 shares of common stock of BICO or 7.5% of the total issued and outstanding common stock of BICO.


DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Officers.

The following table sets forth the names, ages, and positions with BICO for the sole director and officer of BICO as of August 14, 2006.

NAME                   AGE        POSITIONS AND OFFICES
------------------------------------------------------------------

Lim Wong               50         Chief Executive Officer, Chief Financial
                                  Officer, and President

Each director and executive officer holds office until the next annual meeting of shareholders or until his successor has been duly elected and qualified. The following is a brief account of the director's and executive officer's education and business experience of during the past five years, and any other directorships held in reporting companies.

Pursuant to the terms of the Stock Purchase and Recapitalization Agreement with respect to the merger of MobiClear and a wholly owned subsidiary of BICO, upon the consummation of the transactions contemplated by the agreement (August 14, 2006):

          Richard Greenwood, Chairman of the Board of Directors, Secretary, President, Acting Chief Financial Officer and Principal Accounting Officer of BICO, Irvin E. Kebler, a member of the board of directors of BICO, and Mark DiCamillo, a member of the Board of Directors, Executive V.P. and Chief Operating Officer of BICO, resigned from there respective positions with BICO; and

          Mr. Lim Wong was appointed as the sole member of the Board of Directors, Chief Executive Officer, Chief Financial Officer, and President of BICO.

Mr. Lim Wong. Mr. Wong was appointed as the sole member of the Board of Directors, Chief Executive Officer, Chief Financial Officer, and President of BICO on August 14, 2006 pursuant to the Stock Purchase and Recapitalization Agreement. Mr. Wong has over 18 years experience within the IT/Telecom sector within management & consultancy, research & development and programming & system analysis. Mr. Wong was appointed on August 14,2006 as the Sole Member of the Board of Directors, Chief Executive Officer, Chief Financial Officer and President of BICO, Inc. pursuant to the terms of BICO's agreement to acquire MobiClear Limited. Mr. Wong has been the President of MobiClear Limited since its inception in 2005. From 2003 until 2005, Mr. Wong was the Founder and Chief Technology Officer of DOCTEQ AB and electronic invoices global company. Mr. Wong is fluent in English, Swedish and Chinese.

Audit Committee Financial Expert.

The Board of Directors has not established an audit committee and does not have an audit committee financial expert. The Board of Directors believes that such committees are not necessary since BICO has only one director and officer, and such director has been performing the functions of such committee.

Section 16(a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of BICO and persons who own more than ten percent of a registered class of BICO's equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to BICO. During the most recent fiscal year, each of the directors, officers, and beneficial owners of more than ten percent of the equity securities of BICO have filed such forms on a timely basis.

Code of Ethics.

BICO has adopted a Code of Ethics which was annexed as Exhibit 14 to our Annual Report on Form 10-K for the Fiscal Year Ended 12/31/04 filed with the Securities and Exchange Commission on May 23, 2005.

EXECUTIVE COMPENSATION

The following table presents certain specific information regarding the compensation of the Chief Executive Officer of BICO, during the last three fiscal years. We have not paid any other executive officer in excess of $100,000 (including salaries and benefits) during the fiscal years ended January 31, 2006, 2005, and 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None

DESCRIPTION OF SECURITIES

We are authorized to issue 250,150,000,000 shares, par value $0.0001 per share, consisting of 250,000,000,000 shares of common stock and 150,000,000 shares of preferred stock. The following statements relating to our capital stock are summaries and do not purport to be complete. Reference is made to the more detailed provisions of, and such statements are qualified in their entirety by reference to, our Articles of Incorporation, which is annexed as Exhibit 3.1 to Form 8-K filed with the Securities and Exchange Commission on November 12, 200 which is incorporated herein by reference.

Common Stock

Our Articles of Incorporation authorizes the issuance of 250,000,000,000 shares of common stock. On August 10, 2006, BICO effectuated a reverse stock split, wherein shares of common stock held by each stockholder of record was automatically consolidated at the rate of one for one thousand five hundred(1 for 1,500) without any further action on the part of the stockholders. As of August 11, 2006, 25,380,228 shares were issued and outstanding prior to the issuance to the MobiClear shareholders. As of August 17, 2006, 277,593,565 shares were issued and outstanding following the MobiClear transaction as discussed above. Holders of shares of common stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock do not have cumulative voting rights. Holders of common stock are entitled to share ratably in dividends, if any, as may be declared from time to time by the Board of Directors in its discretion from funds legally available therefor. In the event of a liquidation, dissolution or winding up of BICO, the holders of common stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. All of the outstanding shares of common stock are, and the shares of common stock offered by BICO pursuant to this offering will be, when issued and delivered, fully paid and non-assessable.

Holders of common stock have no preemptive rights to purchase our common stock. There are no conversion or redemption rights or sinking fund provisions with respect to our common stock.

BICO does not have any outstanding warrants or options to purchase its common stock.

Preferred Stock

Our Articles of Incorporation authorize the issuance of 150,000,000 shares of preferred stock. The Board of Directors is authorized to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the applicable law of Pennsylvania, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof without any further vote or action by the shareholder. Any shares of preferred stock so issued would have priority over the common stock with respect to dividend or liquidation rights. Any future issuance of preferred stock may have the effect of delaying, deferring or preventing a change in control of us without further action by the shareholder and may adversely affect the voting and other rights of the holders of common stock. As of August 18, 2006, there are no shares of Preferred Stock issued and outstanding.


MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY
AND RELATED STOCKHOLDER MATTERS

BICO's common stock has been trading on the Over the Counter Bulletin Board ("OTCBB") sponsored by the National Association of Securities Dealers, Inc. under the symbol BICN.OB. On August 10, 2006, BICO effectuated a reverse stock split, wherein shares of common stock held by each stockholder of record were automatically consolidated at the rate of one for one thousand five hundred(1 for 1,500) without any further action on the part of the stockholders.

On August 1, 2006, there were more than 6250 holders of record of BICO's common stock.

BICO has not declared or paid any cash dividends on its common stock nor does it anticipate paying any in the foreseeable future. Furthermore, BICO expects to retain any future earnings to finance its operations and expansion. The payment of cash dividends in the future will be at the discretion of its Board of Directors and will depend upon its earnings levels, capital requirements, any restrictive loan covenants and other factors the Board considers relevant.

BICO has no equity compensation plans.

LEGAL PROCEEDINGS

Neither MobiClear nor BICO are not involved in any pending litigation, nor are we aware of any pending or contemplated proceedings against us. We know of no legal proceedings pending or threatened, or judgments entered against any of our directors or officers in their capacity as such.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

None

RECENT SALES OF UNREGISTERED SECURITIES

Issuance to stockholders of MobiClear

On August 14, 2006, BICO consummated its acquisition of MobiClear. Such acquisition was consummated pursuant to and in accordance with the Stock Purchase and Recapitalization Agreement, dated July 1, 2006, among BICO, MobiClear, BICO Acquisition, Inc., a wholly owned subsidiary of BICO ("Subsidiary"). As a result of the closing, in exchange for all of the issued and outstanding shares of MobiClear, BICO issued to the shareholders of MobiClear, Seafield Resources Limited, 242,535,487 shares of common stock of BICO. Such issuance represents an issuance of 85% of the issued and outstanding shares of BICO. Such securities were issued under Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder by the Securities and Exchange Commission.

During the quarter ending June 30, 2006, BICO issued 1,314,280,303 common shares to raise approximately $94,845. In addition, at June 30, 2006 BICO adjusted its shares previously stated as outstanding by reducing shares outstanding by 1,000,000,000 common shares to correct for shares incorrectly carried as issued due to an erroneous accounting understanding arising after BICO's initial emergence from bankruptcy. Therefore, the net increase in shares outstanding during the quarter ended June 30, 2006 was 314,280,303. Also during the first half, BICO issued 1,335,585,028 and 71,428,571 shares of common stock for payment of compensation expenses amounting to $450,705 that had been accrued prior to December 31, 2005 and $25,000 that was accrued in the 1st Quarter 2006, respectively.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our bylaws provide that directors and officers (and any person who acted at our request as an officer or director) shall be indemnified by us to the fullest extent authorized by the general corporate laws of Pennsylvania against all expenses and liabilities reasonably incurred in connection with services for us or on our behalf.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The disclosure set forth above under Item 2.01 (Completion of Acquisition or Disposition of Assets) is hereby incorporated by reference into this Item 3.02.

As more fully discussed above in Item 2.01, On August 14, 2006, BICO consummated its acquisition of MobiClear. Such acquisition was consummated pursuant to and in accordance with the Stock Purchase and Recapitalization Agreement, dated July 1, 2006, among BICO, MobiClear, BICO Acquisition, Inc., a wholly owned subsidiary of BICO ("Subsidiary"). As a result of the closing, in exchange for all of the issued and outstanding shares of MobiClear, BICO issued to the shareholders of MobiClear, Seafield Resources Limited, 242,535,487 shares of common stock of BICO. Such issuance represents an issuance of 85% of the issued and outstanding shares of BICO. Such securities were issued under Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder by the Securities and Exchange Commission. These shares were subject to the reverse stock split as discussed herein.

ITEM 3.03 - MATERIAL MODIFICATION TO RIGHTS OF EQUITY HOLDERS

On August 10, 2006, BICO effectuated a reverse stock split, wherein shares of common stock held by each stockholder of record were automatically consolidated at the rate of one for one thousand five hundred(1 for 1,500) without any further action on the part of the stockholders.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 - CHANGES IN CONTROL OF REGISTRANT

The disclosure set forth above under Item 2.01 (Completion of Acquisition or Disposition of Assets) is hereby incorporated by reference into this Item 5.02.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Pursuant to the terms of the Stock Purchase and Recapitalization Agreement with respect to the merger of MobiClear and a wholly owned subsidiary of BICO, upon the consummation of the transactions contemplated by the agreement (August 14, 2006):

          Richard Greenwood, Chairman of the Board of Directors, Secretary, President, Acting Chief Financial Officer and Principal Accounting Officer of BICO, Irvin E. Kebler, a member of the board of directors of BICO, and Mark DiCamillo, a member of the Board of Directors, Executive V.P. and Chief Operating Officer of BICO, resigned from there respective positions with BICO; and

          Mr. Lim Wong was appointed as the sole member of the Board of Directors, Chief Executive Officer, Chief Financial Officer, and President of BICO.


Item 9.01     Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired

     (i) Audited financial statements of MobiClear Limited for the period from December 2, 2005 (Inception) to December 31, 2005

(b) Pro Forma Financial Information:

     (i)  Unaudited Pro Forma Consolidated Balance Sheet as at March 31st, 2006

(c) Exhibits.

     The following documents are being filed herewith by BICO as exhibits to this Current Report on Form 8-K:

99.1 Press release of BICO dated August 15, 2006.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BICO, INC.
                                            (Registrant)


Date:  August 18, 2006                      By:  /s/  Lim Wong
                                               --------------------------------
                                                      Lim Wong
                                                      Chief Executive Officer,
                                                      Chief Financial Officer,
                                                      and President of BICO.

                                MOBICLEAR LIMITED
                    (A DEVELOPMENT STAGE COMPANY)
 ================================================
                               REPORT ON AUDIT OF
                             FINANCIAL STATEMENTS

         Period from December 2, 2005 (Inception)
                             to December 31, 2005

                                                               MOBICLEAR LIMITED
                                                   (A DEVELOPMENT STAGE COMPANY)



Notes to Financial Statements
================================================================================
Period From December 2, 2005 (Inception) To December 31, 2005
--------------------------------------------------------------------------------
Financial Statements

  Independent Auditors' Report                                               1

  Balance Sheet                                                              2

  Statement of Operations                                                    3

  Statement of Stockholders' Equity                                          4

  Statement of Cash Flows                                                    5

  Notes to Financial Statements                                            6 -10

                                                               MOBICLEAR LIMITED
                                                   (A DEVELOPMENT STAGE COMPANY)



Period From December 2, 2005 (Inception) To December 31, 2005
-------------------------------------------------------------

Independent Auditors' Report


To the Board of Directors and
Stockholders of Mobiclear Limited

We have audited the accompanying balance sheet of Mobiclear Limited as of December 31, 2005, and the related statements of operations, stockholders' equity and cash flows for the period from December 2, 2005 (inception) to December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion,

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mobiclear Limited as of December 31, 2005, and the results of its operations and its cash flows for the period from December 2, 2005 (inception) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America,

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, Mobiclear Limited is in the development stage and the Company's ability to continue in the normal course of business is dependent upon its ability to generate revenue and raise capital through the issuance of equity and/or debt securities, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding this matter are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/  BSG Valentine
----------------------------------
     BSG Valentine
     London, United Kingdom


25 July 2006

                                MOBICLEAR LIMITED
                          (A DEVELOPMENT STAGE COMPANY)

Balance Sheet
================================================================================
December 31, 2005
--------------------------------------------------------------------------------

Assets

Intangible assets                                                   $ 6,396,772
                                                                    -----------
Total Assets                                                        $ 6,396,772
                                                                    ===========

Liabilities and Stockholders' Equity

Current Liabilities:
   Accounts payable                                                 $    10,428
   Accrued expenses                                                      17,208
                                                                    -----------
Total Current Liabilities
                                                                         27,636

Stockholders' Equity:
   Common stock, $1.7208 par value; 1,000 shares authorized and
     1,000 shares issued and outstanding                                  1,721
   Additional paid-in capital                                         6,438,377
   Deficit accumulated during the development stage                     (70,962)
                                                                    -----------
Total Stockholders' Equity                                            6,369,136
                                                                    -----------
Total Liabilities and Stockholders' Equity                          $ 6,396,772
                                                                    ===========

                             MOBICLEAR LIMITED
                          (A DEVELOPMENT STAGE COMPANY)

Statement of Operations
================================================================================
Period from December 2, 2005 (Inception) to December 31, 2005
--------------------------------------------------------------------------------

General and administrative expenses                                      70,962
                                                                       --------
Net Loss                                                               $(70,962)
                                                                       ========


Loss per Common Share:
   Basic                                                               $ (70.96)
                                                                       ========

   Diluted                                                             $ (70.96)
                                                                       ========

Weighted-Average Shares:
   Basic                                                                  1,000
                                                                       ========

   Diluted                                                                1,000
                                                                       ========



                                                    MOBICLEAR LIMITED
                                              (A DEVELOPMENT STAGE COMPANY)



Statement of Stockholders' Equity
=======================================================================================================================
Period from December 2, 2005 (Inception) to December 31, 2005
-----------------------------------------------------------------------------------------------------------------------


                                                                                              Deficit
                                                        Common Stock                        Accumulated
                                                  -------------------------    Additional   During the
                                                    Shares          Par         Paid-in     Development
                                                  Outstanding       Value       Capital        Stage          Total
                                                  -----------   -----------   -----------   -----------    -----------

Balance at December 2, 2005 (inception)                  --            --            --            --             --

Common Stock Issued to founders ($1.7208 per      $         2   $         3   $      --     $      --      $         3
share)
Common Stock Issued to founders ($6,453 per
share)                                                    998         1,718     6,438,377          --        6,440,095

Net Loss                                                 --            --            --         (70,962)       (70,962)
                                                  -----------   -----------   -----------   -----------    -----------
Balance at December 31, 2005                            1,000   $     1,721   $ 6,438,377   $   (70,962)   $ 6,369,136
                                                  ===========   ===========   ===========   ===========    ===========

                                                           4

                                MOBICLEAR LIMITED
                          (A DEVELOPMENT STAGE COMPANY)


Statement of Cash Flows
================================================================================
Period from December 2, 2005 (Inception) to December 31, 2005
--------------------------------------------------------------------------------


Cash Flows from Operating Activities:
   Net loss                                                         $   (70,962)
                                                                    -----------
   Adjustments to reconcile net loss to net cash
    provided by operating activities:
     Amortization                                                        53,754
   Changes in operating assets and liabilities:
     Increase in liabilities:

     Accounts payable and accrued expenses                               17,208

Net Cash Provided by Operating Activities                                  --
                                                                    -----------


Net Change in Cash and Cash Equivalents                                    --

Cash and Cash Equivalents, beginning of period                             --
                                                                    -----------
Cash and Cash Equivalents, end of period                            $      --
                                                                    ===========

Non-Cash Activity
   Stock issued to purchase intangibles                             $ 6,450,526
                                                                    ===========

                                MOBICLEAR LIMITED
                          (A DEVELOPMENT STAGE COMPANY)


Notes to Financial Statements
================================================================================
Period From December 2, 2005 (Inception) To December 31, 2005
--------------------------------------------------------------------------------


1.   Summary of Significant Accounting Policies




     Description of business - Mobiclear (the "Company"), a United Kingdom corporation, was formed on December 2, 2005. The Company is engaged in the design and development of software technology. The Company is in the development stage as its operations to date have principally involved organizational activities and the development of the Company's initial product. The Company has not generated revenue to date.

     Basis of presentation - The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has not yet generated revenue and incurred a net loss of $17,208 for the period from December 2, 2005 (inception) to December 31, 2005. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management of the Company intends to raise additional funds through future offerings of the Company's stock. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

     Intangibles - Intangible assets primarily consist of patents and are amortized using the straight-line method over 10 years, which represents their estimated useful lives. Amortization for the period from December 2, 2005 (inception) to December 31, 2005, was $53,754.


     Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.




     Foreign Currency Transactions - Foreign currency transactions at foreign operations are measured using the U.S. dollar as the functional currency. Accordingly, monetary accounts (principally cash and cash equivalents, accounts receivable, accounts payable, and accrued liabilities) are remeasured into U.S. dollar using the foreign exchange rate at the balance sheet date. Operational accounts and non-monetary balance sheet accounts are remeasured at the rate in effect at the date of a transaction. The effects of foreign currency remeasurement are reported in current operations and were immaterial for the period presented.

                                                               MOBICLEAR LIMITED
                                                   (A DEVELOPMENT STAGE COMPANY)


Notes to Financial Statements (continued)
================================================================================
Period From December 2, 2005 (Inception) To December 31, 2005
--------------------------------------------------------------------------------


2.   Acquired Intangible Assets
                                                 Carrying         Accumulated
     As of December 31, 2005                      Amount          Amortization
     ---------------------------------------------------------------------------

     Amortized Intangible Assets:
         Patents                                $ 6,450,526       $    53,754

     Aggregate amortization expenses:

     For the Year Ended 12/31/05                $    53,754

     Estimated amortization expense:

     For Year Ended 12/31/06                    $   645,053
     For Year Ended 12/31/07                        645,053
     For Year Ended 12/31/08                        645,053
     For Year Ended 12/31/09                        645,053
     For Year Ended 12/31/10                        645,053

3.   Subsequent Event

     On June 5, 2006, the Company issued a stock dividend of 3,740 shares of common stock to existing shareholders.




Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2006 (unaudited)
March 31, 2006
                                        Mobiclear,
                                           Ltd.      Bico, Inc.     Adjustments   Pro forma
------------------------------          ----------   ----------

ASSETS

Current Assets:
  Cash and equivalents                  $     --     $      259      $     --     $      259
                                        ----------   ----------      ----------   ----------
Total Current Assets                          --            259            --            259


Intangible assets                        7,300,571         --              --      7,300,571
                                        ----------   ----------      ----------   ----------
Total Assets                            $7,300,571   $      259      $     --     $7,300,830
                                        ==========   ==========      ==========   ==========

Liabilities and Stockholders' Equity

Current Liabilities:


  Accounts payable & accrued expenses   $  895,385   $   81,803      $     --     $  977,188
                                        ----------   ----------      ----------   ----------
Total Current Liabilities
                                           895,385       81,803            --        977,188

Stockholders' Equity (Deficiency):

  Common Stock                               1,721    3,730,606  [1]     24,628

                                                                 [1]     (1,721)

                                                                 [2]      1,712

                                                                 [4]    121,428

                                                                 [5] (3,849,466)

                                                                                      28,908

  Capital in excess of par value         6,438,377   (2,756,146) [1]    (24,628)

                                                                 [1]     51,721

                                                                 [3] (1,057,716)

                                                                 [4]   (121,428)

                                                                 [5]  3,849,466
                                                                                   6,329,646

  Deficit                                  (34,606)  (1,056,004) [2]    (51,712)

                                                                 [3]  1,057,716      (84,606)

  Accumulated other comprehensive loss        (306)        --                           (306)
                                        ----------   ----------       ----------  ----------
Total Stockholders' Equity
(Deficiency)                             6,405,186      (81,544)                   6,323,642
                                        ----------   ----------                   ----------
Total Liabilities and Stockholders'
Equity (Deficiency)                     $7,300,571   $      259            --     $7,300,830
                                        ==========   ==========                   ==========

                                               8



Pro Forma Loss Per Share for the Period from December 2, 2005 (inception) to December 31, 2005
----------------------------------------------------------------------------------------------

                                                    Historical                                  Pro forma
                                        ---------------------------------           ---------------------------------

                                        Mobiclear, Ltd.      Bico, Inc.               Adjustments        Pro forma
---------------------------------       ---------------   ---------------           ---------------    --------------
Net Income (Loss)                       $       (70,962)  $  (76,513)        [2]    $       (50,000)         (197,475)
                                        ===============   ===============           ===============    ==============

Loss per Common Share:

  Basic                                 $        (70.96)  $         (0.00)                             $        (0.00)

  Diluted                               $        (70.96)  $         (0.00)                             $        (0.00)
                                        ===============   ===============                              ==============


Weighted-Average Shares:

  Basic                                           1,000    34,099,118,372                                  289,076,865
                                        ===============   ===============                              ===============


  Diluted                                         1,000    34,099,118,372                                  289,076,865
                                        ===============   ===============                              ===============


Pro Forma Condensed Condolidated Statement of Operations for the Three Months ended March 31, 2006
--------------------------------------------------------------------------------------------------

                                        ---------------------------------           ----------------------------------
                                                    Historical                                  Pro forma
                                        ---------------------------------           ----------------------------------
Three Months Ended March 31, 2006       Mobiclear, Ltd.      Bico, Inc.               Adjustments         Pro forma
---------------------------------       ---------------   ---------------           ---------------    ---------------


Net Loss                                $       (17,398)  $       (60,590)   [2]            (50,000)          (127,988)
                                        ===============   ===============           ===============    ===============

Loss per Common Share:

  Basic                                 $        (17.40)  $         (0.00)                             $         (0.00)

  Diluted                               $        (17.40)  $         (0.00)                             $         (0.00)
                                        ===============   ===============                              ===============

Weighted-Average Shares:

  Basic                                           1,000    37,306,062,879                                   289,076,865
                                        ===============   ===============                              ================


  Diluted                                         1,000    37,306,062,879                                   289,076,865
                                        ===============   ===============                              ================

                                                          9

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

1. Basis of Presentation

On June 26, 2006, the MobiClear Limited completed a reverse merger with BICO, Inc., a Pennsylvania corporation, in accordance with the provisions set forth in a Stock Purchase and Recapitalization Agreement dated June 26, 2006. BICO, Inc. acquired one hundred (100%) percent of the Company's outstanding common stock in exchange for shares of BICO, Inc. common stock. At the closing, each of the MobiClear's common shares were converted to 51.86538 shares of BICO, Inc. common stock, at a $0.0001 par value.

As a result of the merger, former MobiClear Limited stockholders hold a majority of the total issued and outstanding common stock of BICO Inc. This transaction will be accounted for as a reverse merger, with MobiClear Limited being the acquirer for accounting purposes. The pre-acquisition financial statements of the accounting acquirer, MobiClear Limited, will become the historical financial statements of the combined companies. This transaction will be accounted for as the issuance of common stock by BICO Inc. for the common stock of MobiClear Limited, accompanied by a recapitalization to reflect the legally issued and outstanding shares of the combined companies. Pre-acquisition stockholders' equity of MobiClear Limited will be retroactively restated for the equivalent number of shares of BICO, Inc. received by MobiClear Limited stockholders in the acquisition, with differences between the par value of BICO, Inc. and MobiClear Limited stock recorded as additional paid in capital.

The unaudited pro forma information should be read in conjunction with the financial statements of MobiClear included within this report. In addition, this pro forma information should be read in conjunction with the financial statements of BICO, Inc. included in the annual report filed on Form 10-KSB for the year ended December 31, 2005 and the quarterly report filed on Form 10-QSB for the three months ended March 31, 2006.

The unaudited pro forma balance sheet has been prepared in accordance with accounting principles generally accepted in the United States of America, which gives effect to the reverse merger of BICO Acquisition Inc. into MobiClear Limited as if the acquisition occurred on March 31, 2006.

As BICO, Inc. qualifies as a shell company, proforma statements of operations are not presented. Pro forma earnings per share date for the three months March 31, 2006 and for the period December 2, 2005 (inception) to December 31, 2005 are presented on the bottom of the unaudited pro forma balance sheet.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the reverse merger of BICO, Inc. into MobiClear, Ltd. been consummated as of the dates specified above.

2. Pro Forma Adjustments

[1] Record issuance of common stock par value $.0001 as follows: (i) 235,699,530 shares to MobiClear Limited shareholders.

[2] To record issuance of common stock par value $.0001 as follows: (i) 6,880,752 to Perrin, Holden & Davenport Capital Corporation for consulting services; (ii) 6,880,752 to Topcast Management Limited for consulting services;
(iii) 2,752,302 shares to Stephen Czarnik Esq. for consulting services.

[3] To eliminate BICO, Inc.'s deficit in connection with reverse merger.

[4] To account for additional shares of BICO, Inc. stock issued in connection with reverse merger.

[5] To record reverse stock split.

                                       10